Exhibit 10.37

AccountAbilities, Inc.
195 Route 9 South, Suite 109
Manalapan, New Jersey 07726

February 28, 2008

Rhonda Faria
ReStaff Services, Inc.
2401 Waterman Boulevard, Suite A3
Fairfield, CA 94533

Re:           Exchange of Notes for Replacement Notes and Stock

Dear Ms. Faria:

The following confirms our understanding with respect to the exchange by ReStaff Services, Inc. (“ReStaff”) of the two Notes dated March 5, 2007 issued to ReStaff by Accountabilities, Inc. (the “Company”) in the principal amounts of $300,000 and $2,900,000 (the “Original Notes”) for 250,000 shares of Common Stock and two notes in the principal amounts of $100,000 and $1,700,000 (the “New Notes”).

Upon the execution and delivery of this letter agreement, you will deliver the Original Notes to the Company for cancellation.  In exchange therefore, you will receive (a) 250,000 shares of Common Stock and (b) the New Notes in the forms annexed as Exhibit A-1 and Exhibit A-2 hereto.

If you agree with the terms set forth above, please countersign this letter in the space provided below and return a signed copy to the Company with a copy of the Note.

                       Very truly yours,

ACCOUNTABILITIES, INC.

By:	/s/ Stephen DelVecchia
Name: Stephen DelVecchia
Title: Chief Financial Officer

RESTAFF SERVICES, INC.

By:	/s/ Rhonda Faria
Name: Rhonda Faria
Title: President